UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4074

General New York Municipal Bond Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/08

FORM N-CSR

Item 1. Reports to Stockholders.

General New York Municipal Bond Fund, Inc.

ANNUAL REPORT October 31, 2008

BNY MELLON ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund’s Management Agreement
39	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

General New York
Municipal Bond Fund, Inc.

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for General NewYork Municipal Bond Fund, Inc. covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for fixed-income investors.A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort.The U.S. economic slowdown also has gathered momentum, depressing investor sentiment and consumer confidence. These factors undermined returns in most bond market sectors, including municipal bonds. Even the traditional safe haven of U.S. government securities has encountered heightened volatility. The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the general financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among municipal securities and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Joseph P. Darcy, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, General NewYork Municipal Bond Fund achieved a total return of –6.60% .1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark — which does not reflect fees and expenses like a mutual fund and contains bonds from many states, not just New York — achieved a total return of –3.30% for the same period.2 In addition, the fund is reported in the Lipper New York Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –7.30% for the reporting period.3

A financial crisis and economic slowdown produced heightened volatility among many asset classes, including municipal bonds. The fund produced lower returns than its benchmark and Lipper category average, primarily due to weakness among some lower-rated credits.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal, New York state and NewYork city income taxes, to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes.The fund will invest at least 65% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 35% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Economic Slump, Financial Crisis Hurt Municipal Bonds

A credit crisis originating in the sub-prime mortgage market began to send shockwaves throughout the global financial markets before the reporting period began. Market turmoil continued into 2008 when highly leveraged institutional investors were forced by sub-prime related losses to sell their more liquid and creditworthy holdings, including municipal bonds. In addition, the credit crisis produced difficult liquidity conditions in the auction-rate securities market and massive losses among municipal bond insurers. As a result, investors responded negatively to municipal bonds carrying third-party insurance, often without regard to the securities’ underlying credit quality. The effects of these developments were exacerbated by declining housing prices, rising unemployment and plummeting consumer confidence, which weighed heavily on the U.S. economy.

Particularly heavy losses among municipal bonds in February 2008 were followed by a rebound in the spring, when the Federal Reserve Board reassured investors by participating in the rescue of a major investment bank.The market rally proved to be short-lived, however, as the credit crisis mushroomed into a global financial crisis over the summer, when a number of major financial institutions collapsed, requiring government bailouts.

These factors put renewed pressure on the fiscal conditions of most states and municipalities.The state and city of New York were particularly hard-hit by massive job losses on Wall Street.As of the reporting period’s end, both the state and city were searching for ways to bridge projected revenue shortfalls.

Selection and Duration Strategies Produced Mixed Results

Through rigorous credit analysis, we attempted to focus on securities with solid revenue streams and sound credit and liquidity profiles, such as bonds backed by essential services facilities. However, longstanding holdings with lower credit ratings lost value, dampening the fund’s results.

Similarly, the fund achieved relatively strong results from its emphasis on bonds with intermediate-term maturities, which held up better during the downturn than their longer-term counterparts. However, those benefits were offset by the fund’s modestly long average duration, which constrained returns during the highly volatile months of February, September and October 2008.

Staying Cautious in a Turbulent Market

As of the end of the reporting period, the U.S. economic downturn and financial crisis have persisted.Therefore, we intend to maintain our focus on intermediate-maturity municipal bonds with strong credit and liquidity profiles.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 31, 2009, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in the General NewYork Municipal Bond Fund, Inc. on
10/31/98 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested.
The fund invests primarily in NewYork municipal securities and its performance shown in the line graph takes into account all applicable fees and expenses.The Index is not limited to investments principally in NewYork municipal obligations and does not take into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General New York Municipal Bond Fund, Inc. from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 4.12
Ending value (after expenses)	$927.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 4.32
Ending value (after expenses)	$1,020.86

† Expenses are equal to the fund’s annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
October 31, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.9%	Rate (%)	Date	Amount ($)	Value ($)

New York—87.9%
Albany Industrial Development
Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the
City of Albany Project)	5.25	11/15/27	2,000,000	1,616,860
Dutchess County Industrial
Development Agency, Civic
Facility Revenue (Bard College
Civic Facility)	5.00	8/1/20	1,000,000	934,370
Essex County Industrial
Development Agency, SWDR
(International Paper Company
Projects)	5.20	12/1/23	2,750,000	1,920,682
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University Civic
Facility)	5.00	10/1/30	2,000,000	1,814,340
Huntington Housing Authority,
Senior Housing Facility
Revenue (Gurwin Jewish Senior
Residences Project)	6.00	5/1/29	1,370,000	996,483
Jefferson County Industrial
Development Agency, SWDR
(International Paper Company
Projects)	5.20	12/1/20	2,000,000	1,466,840
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	1,500,000	1,503,480
Long Island Power Authority,
Electric System General
Revenue (Insured; FGIC)	5.00	12/1/19	1,375,000	1,333,530
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/31	1,500,000	1,353,765
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/18	4,000,000	4,047,480
Nassau County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Amsterdam at
Harborside Project)	6.50	1/1/27	1,500,000	1,228,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City,
GO	5.38	12/1/11	885,000 [a]	950,817
New York City,
GO	5.00	11/1/19	2,000,000	1,976,360
New York City,
GO	5.38	12/1/20	115,000	115,210
New York City,
GO	5.00	8/1/22	1,200,000	1,159,044
New York City,
GO	5.50	6/1/23	150,000	150,775
New York City,
GO	5.25	8/15/24	4,000,000	3,928,120
New York City Housing Development
Corporation, Capital Fund
Program Revenue (New York City
Housing Authority Program)
(Insured; FGIC)	5.00	7/1/25	1,200,000	1,105,440
New York City Industrial
Development Agency, Civic
Facility Revenue (Vaughn
College of Aeronautics and
Technology Project)	5.25	12/1/36	1,000,000	644,780
New York City Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater New York Project)	5.00	8/1/36	3,500,000	2,871,225
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade Center
Project)	6.25	3/1/15	2,000,000	1,674,600
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. Project)	6.90	8/1/24	1,000,000	441,380
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P.
Project)	5.50	1/1/16	1,000,000	910,380

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/16	3,000,000	2,541,000
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue	5.00	6/15/22	3,000,000	3,005,670
New York City Transitional Finance
Authority, Building Aid Revenue	4.50	1/15/38	3,000,000	2,340,510
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; FGIC)	5.00	7/15/25	1,000,000	954,140
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; FGIC)	5.00	7/15/36	2,000,000	1,768,040
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/22	4,000,000	4,007,480
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/25	2,360,000	2,325,473
New York Liberty Development
Corporation, Revenue (National
Sports Museum Project)	6.13	2/15/19	1,500,000 [b]	179,415
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue (Saint
Francis Hospital Project)	5.00	7/1/21	3,000,000	2,530,200
New York State Dormitory
Authority, Consolidated Second
General Resolution Revenue
(City University System)
(Insured; FGIC)	5.75	7/1/16	2,000,000	2,068,520
New York State Dormitory
Authority, FHA-Insured
Mortgage HR (The Long Island
College Hospital)	6.00	8/15/15	2,225,000	2,306,947

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, FHA-Insured
Mortgage HR (The New York and
Presbyterian Hospital)
(Insured; FSA)	5.25	8/15/27	1,505,000	1,456,012
New York State Dormitory
Authority, Health Center
Revenue (Guaranteed; SONYMA)	5.00	11/15/19	1,000,000	952,570
New York State Dormitory
Authority, Insured Revenue
(Manhattan College) (Insured;
Radian)	5.50	7/1/16	2,000,000	2,055,160
New York State Dormitory
Authority, Insured Revenue
(New York University)
(Insured; AMBAC)	5.00	7/1/32	2,000,000	1,848,480
New York State Dormitory
Authority, LR (State
University Educational
Facilities) (Insured; FGIC)	5.50	7/1/11	1,475,000 [a]	1,583,073
New York State Dormitory
Authority, Revenue (Columbia
University)	5.13	7/1/21	3,630,000	3,664,957
New York State Dormitory
Authority, Revenue (Columbia
University)	5.00	7/1/31	2,000,000	1,952,160
New York State Dormitory
Authority, Revenue
(Consolidated City University
System)	5.63	7/1/16	2,500,000	2,608,975
New York State Dormitory
Authority, Revenue
(Consolidated City University
System)	5.75	7/1/18	2,500,000	2,669,825
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; FSA)	5.75	7/1/18	1,290,000	1,362,950

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (Cornell
University)	5.00	7/1/24	2,500,000	2,504,575
New York State Dormitory
Authority, Revenue (Cornell
University)	5.00	7/1/35	2,500,000	2,335,950
New York State Dormitory
Authority, Revenue (Fordham
University) (Insured; Assured
Guaranty)	5.00	7/1/33	1,000,000	920,220
New York State Dormitory
Authority, Revenue (Memorial
Sloan-Kettering Cancer Center)	5.00	7/1/35	1,500,000	1,383,810
New York State Dormitory
Authority, Revenue (Mental
Health Services Facilities
Improvement)	5.00	2/15/28	845,000	798,931
New York State Dormitory
Authority, Revenue (Miriam
Osborne Memorial Home)
(Insured; ACA)	6.88	7/1/19	1,475,000	1,427,830
New York State Dormitory
Authority, Revenue (Mount
Sinai NYU Health Obligated
Group)	5.50	7/1/26	2,000,000	1,734,780
New York State Dormitory
Authority, Revenue (Mount
Sinai NYU Health Obligated
Group)	5.50	7/1/26	500,000	434,620
New York State Dormitory
Authority, Revenue (New York
Methodist Hospital)	5.25	7/1/33	2,000,000	1,453,500
New York State Dormitory
Authority, Revenue (New York
State Department of Health)	5.00	7/1/15	3,885,000	4,057,999
New York State Dormitory
Authority, Revenue (New York
State Department of Health)
(Insured; CIFG)	5.00	7/1/25	3,000,000	2,850,000

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (North
Shore-Long Island Jewish
Obligated Group)	5.00	5/1/25	2,765,000	2,321,826
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.25	7/1/24	1,000,000	737,940
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.00	7/1/26	1,500,000	1,045,215
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.13	12/1/29	1,500,000	1,167,735
New York State Dormitory
Authority, Revenue (State
University Educational
Facilities)	5.88	5/15/17	2,060,000	2,235,821
New York State Dormitory
Authority, Revenue (University
of Rochester)	5.00	7/1/34	4,000,000	3,606,640
New York State Dormitory
Authority, South Nassau
Communities HR (Winthrop South
Nassau University Health
System Obligated Group)	5.50	7/1/23	1,825,000	1,595,251
New York State Dormitory
Authority, State Personal
Income Tax Revenue (Education)	5.00	3/15/23	2,500,000	2,499,850
New York State Energy Research and
Development Authority, Gas
Facilities Revenue (The
Brooklyn Union Gas Company
Project)	6.37	4/1/20	5,000,000	5,027,000
New York State Housing Finance
Agency, MFHR (Kensico Terrace
Apartments) (Collateralized;
SONYMA)	4.95	2/15/38	995,000	712,888

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

New York (continued)
New York State Housing Finance
Agency, Revenue (Fairway Manor
Apartments and LooseStrife
Fields Apartments)
(Collateralized; FHA)	6.75	11/15/36	20,000		19,598
New York State Housing Finance
Agency, State Personal Income
Tax Revenue (Economic
Development and Housing)	5.00	3/15/34	2,000,000		1,854,160
New York State Mortgage Agency,
Homeowner Mortgage Revenue	5.35	10/1/26	2,000,000		1,706,160
New York State Thruway Authority,
General Revenue (Insured; FGIC)	5.00	1/1/27	2,000,000		1,912,440
New York State Thruway Authority,
Highway and Bridge Trust Fund
Bonds (Insured; FGIC)	5.50	4/1/11	1,225,000	[a]	1,318,125
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/25	3,000,000		2,963,490
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds
(Insured; AMBAC)	5.00	4/1/19	4,500,000		4,576,095
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds
(Insured; AMBAC)	5.00	4/1/22	3,000,000		2,970,390
New York State Thruway Authority,
State Personal Income Tax
Revenue (Transportation)	5.25	3/15/27	2,000,000		2,008,320
New York State Urban Development
Corporation, Correctional
Facilities Revenue	5.50	1/1/14	3,000,000		3,202,230
New York State Urban Development
Corporation, Correctional
Facilities Revenue
(Insured; FSA)	5.50	1/1/14	3,000,000		3,156,780
New York State Urban Development
Corporation, State Personal
Income Tax Revenue (State
Facilities and Equipment)
(Insured; FGIC)	5.50	3/15/13	3,000,000	[a]	3,271,770

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Company LLC
Project) (Guaranteed; SONYMA)	5.65	8/1/20	25,000	25,047
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Company LLC
Project) (Guaranteed; SONYMA)	5.75	2/1/32	1,535,000	1,404,586
Niagara County Industrial
Development Agency, Solid
Waste Disposal Facility
Revenue (American Ref-Fuel
Company of Niagara, LP Facility)	5.55	11/15/15	1,500,000	1,314,285
North Country Development
Authority, Solid Waste
Management System Revenue
(Insured; FSA)	6.00	5/15/15	2,260,000	2,420,686
Onondaga County Industrial
Development Agency, Sewage
Facilities Revenue
(Bristol-Meyers Squibb
Company Project)	5.75	3/1/24	4,000,000	3,561,560
Orange County Industrial
Development Agency, Life Care
Community Revenue (Glenn
Arden, Inc. Project)	5.63	1/1/18	1,000,000	809,920
Port Authority of New York and New
Jersey, Special Project Bonds
(JFK International Air
Terminal LLC Project)
(Insured; MBIA, Inc.)	6.25	12/1/13	5,000,000	4,827,700
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/31	1,000,000	912,450
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/36	1,000,000	888,680
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/25	2,260,000	2,154,142

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

New York (continued)
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/31	2,000,000		1,806,460
Suffolk Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.00	6/1/48	3,000,000		2,311,830
Tobacco Settlement Financing
Corporation of New York,
Asset-Backed Revenue Bonds
(State Contingency Contract
Secured)	5.50	6/1/21	3,000,000		2,959,710
Triborough Bridge and Tunnel
Authority, General Purpose
Revenue	5.50	1/1/22	2,000,000	[a]	2,124,080
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	5.00	11/15/33	3,000,000		2,785,770
Triborough Bridge and Tunnel
Authority, Subordinate Revenue
(Insured; MBIA, Inc.)	5.00	11/15/32	3,000,000		2,763,720
Westchester Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/26	2,000,000		1,521,480
U.S. Related—8.0%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	2,695,000	[a]	2,832,768
Guam Waterworks Authority,
Water and Wastewater System
Revenue	5.88	7/1/35	1,000,000		744,650
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	2,000,000		1,832,360
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue
(Insured; Assured Guaranty)	5.00	7/1/28	1,000,000		904,620
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/16	1,865,000	[a]	2,051,761

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,500,000		1,301,925
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.63	7/1/10	3,000,000	[a]	3,187,650
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; MBIA, Inc.)	5.75	7/1/10	2,420,000	[a]	2,580,809
Puerto Rico Infrastructure
Tax Revenue	5.00	7/1/46	1,500,000		1,142,880

Total Investments (cost $216,502,970)			95.9%		199,309,186
Cash and Receivables (Net)			4.1%		8,496,781
Net Assets			100.0%		207,805,967

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Non-income producing security; interest payments in default.

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	39.6
AA		Aa		AA	29.2
A		A		A	15.2
BBB		Baa		BBB	12.0
BB		Ba		BB	1.3
CCC		Caa		CCC	.2
Not Rated [c]		Not Rated [c]		Not Rated [c]	2.5
					100.0

†	Based on total investments.
c	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	216,502,970	199,309,186
Cash		987,901
Receivable for investment securities sold		4,325,199
Interest receivable		3,540,991
Receivable for shares of Common Stock subscribed		2,546
Prepaid expenses		11,957
		208,177,780

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		149,482
Payable for shares of Common Stock redeemed		174,916
Accrued expenses		47,415
		371,813

Net Assets ($)		207,805,967

Composition of Net Assets ($):
Paid-in capital		225,778,971
Accumulated net realized gain (loss) on investments		(779,220)
Accumulated net unrealized appreciation
(depreciation) on investments		(17,193,784)

Net Assets ($)		207,805,967

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		12,187,010
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		17.05

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Interest Income	11,371,904
Expenses:
Management fee—Note 3(a)	1,404,144
Service plan and prospectus fees—Note 3(b)	468,048
Shareholder servicing costs—Note 3(b)	112,598
Professional fees	58,535
Interest and expense related to
floating rate notes issued—Note 4	32,962
Custodian fees—Note 3(b)	27,455
Shareholders’ reports	21,669
Registration fees	12,700
Directors’ fees and expenses—Note 3(c)	12,382
Loan commitment fees—Note 2	2,220
Interest expense—Note 2	136
Miscellaneous	35,989
Total Expenses	2,188,838
Less—reduction in management fee due to undertaking—Note 3(a)	(158,625)
Less—reduction in fees due to earnings credits—Note 1(b)	(15,062)
Net Expenses	2,015,151
Investment Income—Net	9,356,753

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(701,168)
Net unrealized appreciation (depreciation) on investments	(23,690,135)
Net Realized and Unrealized Gain (Loss) on Investments	(24,391,303)
Net (Decrease) in Net Assets Resulting from Operations	(15,034,550)

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations ($):
Investment income—net	9,356,753	9,751,198
Net realized gain (loss) on investments	(701,168)	405,303
Net unrealized appreciation
(depreciation) on investments	(23,690,135)	(5,458,843)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(15,034,550)	4,697,658

Dividends to Shareholders from ($):
Investment income—net	(9,352,770)	(9,742,912)
Net realized gain on investments	(459,857)	(982,816)
Total Dividends	(9,812,627)	(10,725,728)

Capital Stock Transactions ($):
Net proceeds from shares sold	16,587,737	17,840,830
Dividends reinvested	7,201,448	7,947,877
Cost of shares redeemed	(35,896,155)	(32,187,126)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,106,970)	(6,398,419)
Total Increase (Decrease) in Net Assets	(36,954,147)	(12,426,489)

Net Assets ($):
Beginning of Period	244,760,114	257,186,603
End of Period	207,805,967	244,760,114

Capital Share Transactions (Shares):
Shares sold	907,622	930,962
Shares issued for dividends reinvested	388,866	413,643
Shares redeemed	(1,961,474)	(1,674,355)
Net Increase (Decrease) in Shares Outstanding	(664,986)	(329,750)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	19.04	19.51	19.45	20.01	19.97
Investment Operations:
Investment income—net[a]	.75	.75	.76	.76	.79
Net realized and unrealized
gain (loss) on investments	(1.95)	(.39)	.29	(.56)	.17
Total from Investment Operations	(1.20)	.36	1.05	.20	.96
Distributions:
Dividends from investment income—net	(.75)	(.75)	(.75)	(.76)	(.79)
Dividends from net realized
gain on investments	(.04)	(.08)	(.24)	(.00)[b]	(.13)
Total Distributions	(.79)	(.83)	(.99)	(.76)	(.92)
Net asset value, end of period	17.05	19.04	19.51	19.45	20.01

Total Return (%)	(6.60)	1.87	5.59	1.01	4.90

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.94	.93	.92	.96
Ratio of net expenses
to average net assets	.86	.88	.88	.92[c]	.95
Ratio of net investment income
to average net assets	4.00	3.91	3.92	3.82	3.99
Portfolio Turnover Rate	22.82	16.85	25.29	42.18	21.48

Net Assets, end of period ($ x 1,000)	207,806	244,760	257,187	275,856	309,664

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to maximize current income exempt from federal, NewYork state and NewYork city income taxes to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as deter-

mined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ending October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows:undistributed tax exempt income $31,023,accumu-lated capital losses $783,203 and unrealized depreciation $17,189,801.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007, were as follows: tax exempt income $9,354,481 and $9,742,912,ordinary income $53,301 and $0 and long-term gains $404,845 and $982,816, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $3,983, increased accumulated net realized gain (loss) on investments by $5,694 and decreased paid-in capital by $1,711. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008 was approximately $5,600, with a related weighted average annualized interest rate of 2.42% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, such excess expense.The Manager has undertaken from November 1, 2007 through July 31, 2009 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $158,625 during the period ended October 31, 2008.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund’s shares, for servicing shareholder accounts, (“Servicing”) and for advertising and marketing relating to the fund.The Plan provides payments to be made at an aggregate annual rate of .20% of the value of the fund’s average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and state-

ments of additional information and costs associated with implementing and operating the Plan, such aggregate amount not to exceed the greater of $100,000 or .005% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended October 31, 2008, the fund was charged $468,048 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2008, the fund was charged $69,827 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2008, the fund was charged $5,691 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement to provide custodial services for the fund. During the period ended October 31, 2008, the fund was charged $27,455 pursuant to the custody agreement.

During the period ended October 31, 2008, the fund was charged $6,203 for services performed by the Chief Compliance Officer.

The components of “Due to the Dreyfus Corporation and affiliates” consist of: management fees $106,941, Rule 12b-1 distribution plan fees $35,647, custody fees $6,752, chief compliance officer fees $1,973 and transfer agency per account fees $12,000, which are offset against an expense reimbursement currently in effect in the amount of $13,831.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Prior to December 1, 2007, a .10% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. From November 1, 2007 through November 30, 2007, there were no redemption fees charged and retained by the fund. Effective December 1, 2007, the fund discontinued the redemption fee on shares.The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $51,694,724 and $64,943,337, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remar-keting agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.At October 31, 2008, there were no floating rate notes outstanding.

At October 31, 2008, the cost of investments for federal income tax purposes was $216,498,987; accordingly, accumulated net unrealized depreciation on investments was $17,189,801, consisting of $2,491,715 gross unrealized appreciation and $19,681,516 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors General New York Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General New York Municipal Bond Fund, Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General NewYork Municipal Bond Fund, Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 23, 2008

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2008:

  all the dividends paid from investment income-net are “exempt- interest dividends” (not subject to regular federal income tax, and for individuals who are NewYork residents, NewYork state and New York city personal income taxes), and the fund hereby designates $.0317 per share as a long-term capital gain distribution and $.0042 per share as a short-term capital gain distribution paid on December 13, 2007.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the Fund’s exempt-interest dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on July 22, 2008, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, comparing the fund’s performance to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”) selected by Lipper.The Board members had been provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).

The Board members noted that the fund’s total return performance was equal to the Performance Group median for the one-year period ended May 31, 2008 and below the Performance Group median for the other reported periods ended May 31, 2008.The Board members noted that the fund’s total return performance was above the Performance Universe median for the one-, two-, three- and ten-year periods ended May 31, 2008, and below the Performance Universe median for the four- and five-year periods ended May 31, 2008.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of its Lipper category average for the prior ten years.

The Board members noted that the fund’s yield performance was below the Performance Group median for each year ended May 31 for the past ten years (1999-2008), except for the one year period ended May 31, 2002 when it was above the Performance Group median, and above the Performance Universe median for each year ended May 31 for the past ten years (1999-2008).The Board members discussed with representatives of the Manager the reasons for the fund’s underperformance compared to the Performance Group and Performance Universe medians for the applicable periods, and the Manager’s efforts to improve perfor-mance.The Board members also received a presentation from the fund’s primary portfolio manager during which she discussed the fund’s investment strategy and the factors that affected performance.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also discussed the fund’s management fee and expense ratio as compared to a comparable group of funds (the “Expense Group”) that was composed of the same funds included in the Performance Group and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board noted that the fund’s management fee and total expense ratio were above the Expense Group and Expense Universe medians.The Board members also discussed the Manager’s current undertaking to waive fees and/or reimburse expenses, which representatives of the Manager stated would extend at least until July 31, 2009.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund (the “Similar Funds”). The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided. Representatives of the Manager informed the Board members that there were no separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the method-

ology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and its affiliates from acting as investment adviser to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  The Board was satisfied with the Manager’s efforts to improve the fund’s performance as discussed at the meeting, noting the improve- ment in the fund’s total return performance relative to the Performance Group for the one-year period ended May 31, 2008 and the fund’s yield performance relative to the Performance Universe.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, including the extension of the fee waiver, costs of the services provided, and prof- its to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (65) Chairman of the Board (1995) Principal Occupation During Past 5Years:

Other Board Memberships and Affiliations:

  Corporate Director and Trustee
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

Clifford L. Alexander, Jr. (75) Board Member (1986) Principal Occupation During Past 5Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 54

———————

David W. Burke (72) Board Member (2007) Principal Occupation During Past 5Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 90

———————

Peggy C. Davis (65) Board Member (1990) Principal Occupation During Past 5Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 58

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (69) Board Member (2007) Principal Occupation During Past 5Years:

  President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 22

———————

Ernest Kafka (75) Board Member (1986) Principal Occupation During Past 5Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (65) Board Member (1989) Principal Occupation During Past 5Years:

  Commissioner, NYC Planning Commission (March 2007-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)

Other Board Memberships and Affiliations:

  Movado Group, Inc., Director
  Mayor’s Committee on Appointments, Chairman

No. of Portfolios for which Board Member Serves: 22

———————

Daniel Rose (79) Board Member (2007)

Principal Occupation During Past 5 Years:

 Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm Other Board Memberships and Affiliations:

  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 36

Warren B. Rudman (78) Board Member (2007) Principal Occupation During Past 5Years:

  Stonebridge International LLC, Co-Chairman
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,Weiss, Rifkind,Wharton & Garrison LLP

Other Board Memberships and Affiliations:

  Boston Scientific, Director
  D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board

No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Jay I. Meltzer, Emeritus Board Member Sander Vanocur, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 77 investment companies (comprised of 167 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 77 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (78 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 74 investment companies (comprised of 184 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

The Fund

43

NOTES

For More Information

General New York Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: GNYMX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

0949AR1008

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,881 in 2007 and $31,807 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $10,398 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,812 in 2007 and $3,010 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $91 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,627,514 in 2007 and $7,879,835 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

General New York Municipal Bond Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 18, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	December 18, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)